                                                                    Exhibit 4.21

REGISTERED NO. ___
CUSIP NO.  _______


                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B
                                 (Floating Rate)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (DTC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS MEDIUM-TERM NOTE, SERIES B, IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS MEDIUM-TERM NOTE, SERIES B, MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS MEDIUM TERM NOTE, SERIES B, IN WHOLE OR IN PART MAY BE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

PRINCIPAL AMOUNT:

BASE RATE:                             ORIGINAL ISSUE DATE:                 STATED MATURITY DATE:

IF LIBOR:                              IF CMT RATE:                         IF FLOATING RATE/FIXED RATE
[_] LIBOR Reuters,                     Designated CMT Telerate Page:        NOTE
[_] LIBOR Telerate, Page               If page 7052, one week ___ or one      Fixed Interest Rate:_________
Alternate time for obtaining quotes,   month                                  Fixed Rate Commencement
if needed:

INDEX CURRENCY:                        IF INVERSE FLOATING RATE
                                       NOTE
                                         Fixed Interest Rate:_________
INDEX MATURITY:                        INITIAL INTEREST RATE:               INITIAL INTEREST RESET
                                                                            DATE(S):

SPREAD:                                MINIMUM INTEREST RATE:               INTEREST PAYMENT DATE(S):


SPREAD MULTIPLIER:                     MAXIMUM INTEREST RATE:               INTEREST RESET DATE(S):

DAY COUNT CONVENTION                  SPECIFIED CURRENCY:        AUTHORIZED DENOMINATION
[_] Actual/360 for the period                                    (if other than U.S. $1,000 and
    from _____ to _____                                          integral multiples thereof):
[_] Actual/Actual for the period
    from _____ to _____

REDEMPTION TERMS:                     REPAYMENT TERMS:           LIMITATION DATE:


REFUNDING RATE:                       EXCHANGE RATE AGENT:       CALCULATION AGENT:


OTHER/ADDITIONAL PROVISIONS:

         DOMINION RESOURCES, INC., a corporation duly organized and existing under the laws of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of __________ on the Stated Maturity Date shown above (or upon earlier redemption or repayment) (such Stated Maturity Date or earlier date of redemption or repayment referred to herein as the "Maturity Date"), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof with respect to the Base Rate specified above until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the holder of this Note on the Record Date with respect to such second Interest Payment Date.

         Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day) preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Except as otherwise provided in the Indenture (hereinafter defined), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest on this Note will be made in immediately available funds upon surrender of this Note, in the case of payment due at the Maturity Date, at the corporate trust office of the Trustee, maintained for that purpose in the Borough of Manhattan, New York City and currently located at GIS Unit Trust Window, 4 New York Plaza 1st Floor, New York, New York 10024-2413; provided, however, that if such payment of principal or interest is to be made in a Specified Currency other than U.S. dollars, as provided on the reverse hereof, by wire transfer to an account maintained by the Holder hereof in the country of such Specified Currency shown above (the Holder's Overseas Account), as designated by the Holder of this Note by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date or in connection with any transfer after such sixteenth day. In the absence of such designation or if such wire transfer cannot be made for any other reason, the Trustee will mail a notice to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or on the date of such notice in connection with payment of principal, as the case may be, requesting a designation pursuant to which such wire transfer can be made and no such payment shall be made until such designation is made. As more fully provided on the reverse hereof, if payment of principal of (and premium, if any) and interest on this Note is to be made in U.S. dollars, payment will be made (upon surrender of the Note, in the case of payment due at the Maturity Date, at the foregoing corporate trust office) by wire transfer to an account designated by the Holder (the Holder's U.S. Account) by written notice to the Trustee on or prior to the Regular Record Date or at least 16 days prior to the Maturity Date, or, in the absence of such designation, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the Regular Record Date for any payment of interest or the Maturity Date shown above for payment of principal, as the case may be. As more fully provided on the reverse hereof, payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, if payment of the principal of and interest on this Note is to be made in a Specified Currency other than U.S. dollars, subject to applicable laws and regulations, in the Specified Currency shown above.

         If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                      DOMINION RESOURCES, INC.





                                            By: ________________________________


                                            Name: ______________________________


                                            Title: _____________________________

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                JPMORGAN CHASE BANK, as Trustee

                                By: ________________________________
                                     Authorized Officer

                                                                    Exhibit 4.21

                                    (Reverse)
                            DOMINION RESOURCES, INC.
                           MEDIUM-TERM NOTE, SERIES B

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture, dated as of June 1, 2000, as heretofore supplemented and amended and as further supplemented by a __________ Supplemental Indenture dated as of __________ (the "________ Supplemental Indenture") (collectively, as amended or supplemented from time to time, herein called the "Indenture," which term shall have the meaning assigned to it in such instrument) between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Medium-Term Notes, Series B (the "Notes"). There is no limit on the aggregate principal amount of the Notes and, in addition, any issuance of a tranche of Notes may be reopened at any time for the issuance of additional Notes having the same interest rate, maturity and other terms as Notes of such tranche previously issued.

         The floating rate Securities of this series are identical except for Specified Currency, denomination, interest rate, issue date, Stated Maturity Date, redemption or repayment terms, if any, whether regular floating rate Notes, inverse floating rate Notes or floating rate/fixed rate Notes, and any additional terms set forth on the face hereof.

         The principal of (and premium, if any) and interest on this Note are payable by the Company in the Specified Currency shown on the face hereof. If this Note is denominated in a Specified Currency other than U.S. dollars, unless the Holder hereof shall have elected to receive payments in such Specified Currency, payment of the principal of (and premium, if any) and interest on this Note will be made in U.S. dollars. JPMorgan Chase Bank, in its capacity as exchange rate agent, or such other Person as shall be appointed by the Company (the "Exchange Rate Agent"), will convert payments of principal of (and premium, if any) and interest on this Note to U.S. dollars. The amount to be received by a Holder of this Note not electing to receive payments in such Specified Currency will be based on a bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer (which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the U.S. dollars payable to all Holders of Notes receiving payment in U.S. dollars and at which the dealer commits to execute a contract. If such bid quotation is not available, payments will be made in the Specified Currency. All currency exchange costs will be borne pro rata by the Holders by deductions from such payments in U.S. dollars.

         As used herein, "Business Day" means with respect to any Note, any day, other than a Saturday or Sunday, that is neither (a) a legal holiday nor (b) a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York City; provided, however, that for Notes denominated in a Specified Currency other than United States dollars that day is also not a day on which commercial banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or for Notes denominated in euros, that day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating); provided, further, that with respect to a LIBOR Note, the day must also be a London Business Day. "London Business Day" means any day on which commercial banks are open for business (including for dealings in deposits in the relevant Index Currency) in London. "Principal Financial Center" means, as applicable, the capital city of the country issuing the Specified Currency; or the capital city of the country to which the Index Currency relates; provided, however, that the Principal Financial Center will be New York City for United States dollars, Sydney for Australian dollars, Toronto for Canadian dollars, Johannesburg for South African rand and Zurich for Swiss francs.

         If this Note is denominated in a Specified Currency other than U.S. dollars, the Holder of this Note may elect to receive payment of the principal of and interest on this Note in the Specified Currency by transmitting a written request for such payment to the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be. Such request may be in writing (mailed or hand delivered) or may be by cable, telex or other form of facsimile transmission. The Holder of this Note need not file a separate election for each such payment. Such election, once properly made, will remain in effect until this Note is transferred or until changed by written notice to the Trustee, but written notice of any such change must be received by the Trustee on or prior to the Regular Record Date or at least 16 calendar days prior to the Maturity Date, as the case may be.

         In order for the Holder of this Note to receive payments by wire transfer, such Holder shall designate an appropriate account (being either the Holder's Overseas Account or the Holder's U.S. Account, as the case may be). Such designation shall be made by filing the appropriate information with the Trustee at its corporate trust office in New York City on or prior to the Regular Record Date for an Interest Payment Date or at least 16 calendar days prior to the Maturity Date, except as provided on the face hereof. The Trustee will, subject to applicable laws and regulations (in the case of a Specified Currency other than U.S. dollars), and until it receives notice to the contrary or until this Note is transferred, make such payment and all succeeding payments to such Holders by wire transfer to the designated Holder's Overseas Account or Holder's U.S. Account, as the case may be. The Company will pay any administrative costs imposed by banks in connection with making wire transfer of payments, but any tax, assessment, governmental or other charge imposed upon such payments will be borne by the Holder of this Note and deducted therefrom.

         If the Specified Currency other than U.S. dollars is not available for the payment of principal or interest with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate (defined as the noon dollar buying rate in New York City for cable transfers for such Specified Currency, as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New
York) as of the second Business Day prior to payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise specified in the terms of this Note. The Market Exchange Rate determined as provided above by the Exchange Rate Agent and certified by the Company to the Trustee shall be conclusive absent manifest error. Any payment made in U.S. dollars under those circumstances where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default under the Indenture with respect to the Notes. A good faith determination by the Exchange Rate Agent that the Specified Currency is unavailable shall be binding upon the Trustee and the Holder of this Note.

         Except as set forth below or on the face hereof, unless this Note is identified on the face hereof as an Inverse Floating Rate Note or a Floating Rate/Fixed Rate Note, this Note shall bear interest at the rate determined by reference to the applicable Base Rate based on the Index Maturity (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

         If this Note is identified on the face hereof as an Inverse Floating Rate Note, this Note will bear interest at a fixed interest rate minus the rate determined by reference to the applicable Base Rate (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable will be reset as of each Interest Reset Date; provided, further, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

         If this Note is identified on the face hereof as a Floating Rate/Fixed Rate Note, this Note will bear interest from the Original Issue Date to the first Interest Reset Date for such Note at the Initial Interest Rate set forth on the face hereof and thereafter the rate of interest on such Note will be reset as of each Interest Reset Date to a rate determined by reference to the applicable Base Rate (i) plus or minus the applicable Spread, if any, and/or
(ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that the interest rate in effect commencing on the fixed rate commencement date specified on the face hereof will be the fixed rate of interest specified on the face hereof, or if no such fixed rate is specified, the rate of interest beginning on the fixed rate commencement date shall be the interest rate in effect on the day immediately preceding the fixed rate commencement date.

         Unless otherwise specified on the face hereof, the rate with respect to each Base Rate will be determined in accordance with the applicable provisions below. Except as set forth above, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as hereinafter defined) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day as used herein, "Interest Reset Period" means the period of time beginning on an Interest Reset Date for this Note and ending on the calendar day immediately preceding the next succeeding Interest Reset Date.

         "Interest Determination Date" means, with respect to any Interest Reset Date, the day the Calculation Agent will refer to when determining the new interest rate at which a Floating Rate Note will reset, which is applicable as follows: for Commercial Paper Rate Notes, Federal Funds Rate Notes and Prime Rate Notes, the Interest Determination Date will be the Business Day prior to the Interest Reset Date; for LIBOR Notes, the Interest Determination Date will be the second London Business Day prior to the Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be the Interest Reset Date; for CD Rate Notes and CMT Rate Notes, the Interest Determination Date will be the second Business Day next preceding the Interest Reset Date; and for Treasury Rate Notes, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, the auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

         Unless otherwise specified on the face hereof, the "Calculation Date," where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Stated Maturity Date or for any principal amount to be redeemed or repaid, the Redemption Date or Repayment Date, as the case may be.

         "H.15 Daily Update" means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/ h15/ update or any successor site or publication.

         "H.15(519)" means the Statistical Release H.15(519), Selected Interest Rates, published by the Board of Governors of the Federal Reserve System, or any successor publication of the Board of Governors of the Federal Reserve System.

         "Telerate" means Bridge Telerate, Inc., or any successor service.

         CD Rate. If the Base Rate for this Note is specified on the face hereof as the CD Rate, this Note will bear interest at the interest rate, calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate, and the Maximum Interest Rate, if any, specified on the face hereof. The CD Rate will be, for any Interest Determination Date, the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (secondary market)." The following procedures will apply if the CD Rate cannot be determined as described above: If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the CD Rate will be the rate on that Interest Determination Date set forth in the H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (secondary market)." If the above rate is not yet published in either H.15(519), the H.15 Daily Update or some other recognized source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate for the applicable Interest Reset Period will be the same as the CD Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CD Rate Notes for which the CD Rate is being determined shall be the Initial Interest Rate).

         CMT Rate. If the Base Rate for this Note is specified on the face hereof as the CMT Rate, this Note will bear interest at the interest rate, calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate, and the Maximum Interest Rate, if any, specified on the face hereof. The CMT Rate shall be determined in the following manner: if CMT Telerate Page 7051 is specified on the face hereof, CMT Rate means the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for the particular Interest Determination Date. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7051 is specified on the face hereof, but the foregoing method for determining CMT Rate is not available.

..    If the rate referred to in the preceding paragraph does not so appear on
     Telerate Page 7051 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities".

..    If the rate referred to in the preceding paragraph does not so appear in
     H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the U.S. Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519).

..    If the rate referred to in the preceding paragraph is not so published by
     3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New

     York City time, on that Interest Determination Date of three leading primary U.S. government securities dealers in New York City (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

..    If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

..    If fewer than three of the prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

..    If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated.

..    If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

         If CMT Telerate Page 7052 is specified on the face hereof, CMT Rate means the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on the Telerate on page 7052 (or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls. The following paragraphs detail the procedures to be followed in the event that CMT Telerate Page 7052 is specified on the face hereof, but the foregoing method for determining CMT Rate is not available.

..    If the rate referred to in the preceding paragraph does not so appear on
     Telerate Page 7052 by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities."

..    If the rate referred to in the preceding paragraph does not so appear in H.15(519) by 3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls.

..    If the rate referred to in the preceding paragraph is not so published by
     3:30 p.m., New York City time, on the Calculation Date for the applicable Interest Determination Date, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time.

..    If fewer than five but more than two of the prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated.

..    If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time.

..    If fewer than five but more than two prices referred to in the preceding paragraph are provided as requested, the CMT Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated.

..    If fewer than three prices referred to two paragraphs above are provided as requested, the CMT Rate for the applicable Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the CMT Rate Notes for which the CMT Rate is being determined shall be the Initial Interest Rate).

         For purposes of the above calculations (whether CMT Telerate Page 7051 or CMT Telerate Page 7052 is specified on the face hereof), if two U.S. Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the U.S. Treasury security with the shorter remaining term to maturity will be used.

         If no CMT Telerate Page is specified on the face hereof, CMT Telerate Page 7052, for the most recent week, shall be deemed specified.

         Commercial Paper Rate. If the Base Rate for this Note is specified on the face hereof as the Commercial Paper Rate, this Note will bear interest at the interest rate, calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multipler, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Commercial Paper

Rate shall be determined to be for any Interest Determination Date, the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper - Nonfinancial."

     The following procedures will apply if the Commercial Paper Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, under the heading "Commercial Paper - Nonfinancial" If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of U.S. dollar commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate for the applicable Interest Reset Period will be the same as the Commercial Paper Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Commercial Paper Rate Notes for which the Commercial Paper Rate is being determined shall be the Initial Interest Rate).

     The "Money Market Yield" will be a yield calculated in accordance with the following formula:

          Money Market Yield =   D x 360            x 100
                                 ------------------
                                            360 - (D x M)
"D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Federal Funds Rate. If the Base Rate for this Note is specified on the face hereof as the Federal Funds Rate, this Note will bear interest at the interest rate, calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, specified on the face hereof. The Federal Funds Rate shall be determined as of the applicable Interest Determination Date to be the rate on that date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on the Telerate on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

     The following procedures will apply if the Federal Funds Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/ Effective Rate," or another recognized electronic source used for the purpose of displaying that rate, under the caption "Federal Funds (Effective)." If that rate is not yet published in either H.15(519) or the H.15 Daily Update or some other recognized electronic source for the purpose of displaying the rate, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date then the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds, as of 9:00 a.m., New York City time, on the Interest Determination Date, arranged by each of three leading brokers of federal funds transactions in New York City selected by the Calculation Agent. If the brokers selected by the Calculation Agent are not quoting as

Interest Reset Period, the rate of interest payable on the Federal Funds Rate Notes for which the Federal Funds Rate is being determined shall be the Initial Interest Rate).

     LIBOR. If the Base Rate for this Note is specified on the face hereof as LIBOR, this Note will bear interest at the interest rate, calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a LIBOR Interest Determination Date) in accordance with the following provisions:

     (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page, except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used; or

     (b) if "LIBOR Telerate" is specified in on the face hereof, the rate for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

     If fewer than the required number of offered rates appear, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof commencing on the second London Business Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in the Index Currency in the market at that time. If at least two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR will be determined on that Interest Determination Date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable Principal Financial Center for the country of the Index Currency on the Interest Determination Date, by three major banks in that Principal Financial Center selected by the Calculation Agent, after consultation with the Company, for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in that Index Currency in the market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, LIBOR for the applicable Interest Reset Period will be the same as LIBOR in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate).

     If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750, had been specified.

     "Designated LIBOR Page" means either: (i) if "LIBOR Reuters" is designated on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor; or (ii) if

"LIBOR Telerate" is designated on the face hereof, the display on the Telerate page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     Prime Rate. If the Base Rate for this Note is specified on the face hereof as the Prime Rate, this Note will bear interest at the interest rate, calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Prime Rate shall be determined as of the applicable Interest Determination Date to be the rate set forth on that date in H.15(519) under the heading "Bank Prime Loan."

     The following procedures will apply if the Prime Rate cannot be determined as described above: If the above rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, then the Prime Rate will be the rate on that Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "Bank Prime Loan." If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, or some other recognized electronic source for the purpose of displaying the rate, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page as that bank's prime rate or base lending rate as in effect as of 11:00 a.m., New York City time, on that Interest Determination Date as quoted on the Reuters Screen USPRIME 1 Page on the Interest Determination Date. If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by three major banks in New York City selected by the Calculation Agent, after consultation with the Company, from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in New York City by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote the rate or rates. If the banks or trust companies selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate for the applicable Interest Reset Period will be the same as the Prime Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate).

     "Reuters Screen US PRIME 1 Page" means the display designated as Page "US PRIME 1" on the Reuters Monitor Money Rates Service (or such other page as may replace the US PRIME 1 Page on such service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Treasury Rate. If the Base Rate for this Note is specified on the face hereof as the Treasury Rate, this Note will bear interest at the interest rate, calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, specified on the face hereof. The Treasury Rate shall be determined as of the applicable Interest Determination Date to be the rate from the auction held on the applicable Interest Determination Date of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified on the face hereof as that rate appears under the caption "Investment Rate" on the display on the Telerate on page 56 or any other page as may replace page 56 on that service, referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, referred to as "Telerate Page 57."

     The following procedures will apply if the Treasury Rate cannot be determined as described above: If the rate described above is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate for the Interest Determination Date will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of

365 or 366 days, as applicable and applied on a daily basis) of the rate of the applicable Treasury Bills, published in the H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying the rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High" on the Interest Determination Date, or if not so published by 3:00 p.m., New York City time on the Calculation Date, the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the auction rate of the applicable Treasury Bills as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity designated on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on the Calculation Date or if no auction is held on the Interest Determination Date, then the Treasury Rate will be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519), or such other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market." If the rate referred to in the immediately preceding sentence is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) of the rate on the Interest Determination Date of such Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If the rate referred to above is not published in H.15(519), H.15 Daily Update, or another recognized electronic source, by 3:00 p.m., New York City time, on the Calculation Date pertaining to the applicable Interest Determination Date, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, selected by the Calculation Agent, after consultation with the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in on the face hereof. If the dealers selected by the Calculation Agent are not quoting as mentioned in the immediately preceding sentence, the Treasury Rate for the applicable Interest Reset Period will be the same as the Treasury Rate in effect for the immediately preceding Interest Reset Period (or, if there was no Interest Reset Period, the rate of interest payable on the Treasury Rate Notes for which the Treasury Rate is being determined shall be the Initial Interest Rate).

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as a result of a determination made for the next succeeding Interest Reset Date.

     With respect to this Note, accrued interest shall be calculated by multiplying the principal amount of this Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. Unless otherwise specified on the face hereof, the interest factor for each day is computed by dividing the interest rate applicable to that day: (i) by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; (ii) by 365, in the case of LIBOR Notes denominated in pounds sterling; or (iii) by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes. All percentages used in or resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent, with one-half cent rounded upward, or in the case of a foreign currency, to the nearest unit, with one-half unit being rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest
Rate).

     If so provided on the face of this Note, this Note may be redeemed by the Company in accordance with the Redemption Terms set forth on the face hereof. If no Redemption Terms are set forth on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the initial Redemption Date specified in the Redemption Terms, if any, this Note may be redeemed at any time in whole or in part (provided that any remaining principal amount of this Note shall be equal to an authorized denomination) at the option of the Company, at the applicable Redemption Price specified in the Redemption Terms, together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 20 calendar days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     Notwithstanding the foregoing, the Company may not, prior to the Limitation Date specified on the face hereof, if any, redeem this Note as contemplated by the next preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than the Refunding Rate specified on the face hereof, if any.

     The Notes will not have a sinking fund.

     If Repayment Terms are indicated on the face of this Note, the Company may be required to repurchase this Note at the option of the Holder, in whole or in part, on the Repayment Date(s) and at the applicable Repayment Price(s) specified in the Repayment Terms, plus accrued interest, if any, to the applicable Repayment Date. On or before the applicable Repayment Date, the Company shall deposit with the Trustee money sufficient to pay the applicable Repayment Price and any interest accrued on the portion of this Note to be tendered for repayment. On and after such Repayment Date, interest will cease to accrue on this Note or any portion hereof tendered for repayment.

     The repayment option may be exercised by the Holder of this Note for less than the entire principal amount hereof, but in that event, the principal amount hereof remaining outstanding after repayment must be in an authorized denomination. In the event of repurchase of this Note in part only, a new Note or Notes of this series and of like tenor for the unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In order for this Note to be repaid, the Trustee must receive at least 30 calendar days but not more than 60 calendar days prior to the Repayment Date (i) this Note with the form entitled "Option to Elect Repayment" attached to this Note duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the registered number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" attached to this Security, will be received by the Trustee not later than the fifth Business Day after the date of such facsimile transmission or letter; however, such facsimile transmission or letter shall only be effective if this Note and duly completed form are received by the Trustee by such fifth Business Day. Such notice, once given, will be irrevocable unless waived by the Company.

     Unless otherwise indicated on the face hereof, this Note will not be subject to repayment at the option of the Holder.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than a majority in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, or interest hereon on or after the respective due dates expressed or provided for herein.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, in the coin or currency, and to the manner, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note, for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes having the same Stated Maturity Date and Original Issue Date, of authorized denominations and of like tenor and for the same aggregate principal amount in the same Specified Currency, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons and unless otherwise specified on the face hereof, in denominations of U.S. $1,000 and in integral multiples of U.S. $1,000 in excess thereof or the approximate equivalent of U.S. $1,000 in the Specified Currency in which this Note is denominated (if not U.S. dollars) at the Market Exchange Rate on the Business Day immediately preceding the trade date for the original issuance of each tranche of Notes, as determined by the Exchange Rate Agent. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes having the same Specified Currency, Stated Maturity Date and Original Issue Date of any authorized denominations as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Reference in this Note to "U.S.$" or "U.S. dollars", is to the currency of the United States of America. Reference in this Note to the "Specified Currency" is to the Specified Currency shown on the face hereof. All terms used in this Note and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription above in this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common          UNIF GIFT MIN ACT _____Custodian  _____

TEN ENT -  as tenants by the entireties                 (Cust)           (Minor)

JT TEN  -  as joint tenants with right of Under Uniform Gifts to Minors Act
           survivorship and not as tenants in common   (State)


Additional abbreviations may also be used though not in the above list.

                            [FORM OF TRANSFER NOTICE]

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto



________________________________________________________________________________
     Insert Taxpayer Identification No.

________________________________________________________________________________
     Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing

     ________________________________________________________
     attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


Dated: ____________                    ______________________________________

                                       NOTICE:  The signature to this assignment
                                                must correspond with the name as
                                                written elsewhere upon  the
                                                within instrument in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatever.

                            OPTION TO ELECT REPAYMENT


     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price set forth on the face thereof, together with the interest to the Repayment Date, to the undersigned at

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
______________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________.

Dated: __________________________           _______________________________

NOTE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.